Exhibit 99.1

SWISHER HYGIENE INC. RECEIVES NASDAQ DETERMINATION LETTER

CHARLOTTE, NC – September 25, 2012 – Swisher Hygiene Inc. (“Swisher Hygiene”) (NASDAQ: SWSH, TSX: SWI), a leading provider of essential hygiene and sanitation products and services, announced today that, on September 20, 2012, it notified The NASDAQ Stock Market (“NASDAQ”) that its Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) and Form 10-Qs for the quarterly periods ended March 31, 2012 and June 30, 2012 (together, the “Form 10-Qs”) will not be filed with the Securities and Exchange Commission by September 26, 2012, which is the extended deadline for filing previously granted to Swisher Hygiene by NASDAQ.

As a result of this notification, on September 21, 2012, Swisher Hygiene received a letter from NASDAQ advising that it remains non-compliant with the requirements for continued listing under NASDAQ Listing Rule 5250(c)(1) due to Swisher Hygiene’s failure to timely file the Form 10-K and the Form 10-Qs. The letter further indicates that Swisher Hygiene’s common stock is subject to delisting from NASDAQ unless it requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) within seven calendar days of receipt of the letter.

Swisher Hygiene intends to timely request a hearing before the Panel. Swisher Hygiene’s request for a hearing will automatically stay any delisting action for a period of 15 days from the date of the request. In addition, in connection with its request for a hearing, Swisher Hygiene will request that the Panel continue the stay of delisting until the conclusion of the hearing process. Swisher Hygiene expects that a hearing will be set for 30 to 45 days from the date of the request and that the Panel will take approximately one to six weeks from the hearing date to render a decision. If Swisher Hygiene’s plan to regain compliance is approved, the Panel may provide Swisher Hygiene up to 360 days from the original due date for the Form 10-K, which was March 30, 2012. However, Swisher Hygiene cannot provide assurance that the Panel will grant the company a stay of Staff’s delisting determination until the conclusion of the hearing process or that it will grant Swisher Hygiene an exception for additional time to regain compliance with NASDAQ’s filing requirement.

“We are disappointed that the review process remains ongoing and that we continue to be in non-compliance with NASDAQ,” said Thomas Byrne, Interim President and Chief Executive Officer of Swisher Hygiene. “While the process remains ongoing, Swisher Hygiene continues to conduct its day-to-day business and remains dedicated to providing outstanding customer service.”

Swisher Hygiene has been noted in default of the continuous disclosure requirements by the securities regulators in several provinces of Canada for certain failures stemming from the non-compliance described above, including the failure to timely file its annual financial statements for the year ended December 31, 2011 and related information, and for publicly acknowledging that certain of its previously filed financial statements may no longer be relied upon. In connection with these defaults, Swisher Hygiene previously applied to the Ontario Securities Commission (the “OSC”), as its principal Canadian securities regulator, for a temporary order prohibiting its directors and officers from trading in the securities of Swisher Hygiene for as long as these defaults remain outstanding. If a management cease trade order is granted, it is not expected to affect the ability of persons who are not directors or officers of Swisher Hygiene to trade in the securities of Swisher Hygiene. In the absence of a management cease trade order, and in the event that the continuous disclosure defaults have not been remedied, the Canadian securities regulators may issue a general cease trade order against Swisher Hygiene. The shares of Swisher Hygiene’s common stock trade on the Toronto Stock Exchange (the “TSX”) under the symbol “SWI.” However, the TSX has previously indicated that, if Swisher’s non-compliance with the applicable filing requirements continues past September 2012, the TSX may conduct a formal delisting review in respect of Swisher.

Cautionary Statement on Forward-Looking Information

All statements other than statements of historical fact contained in this press release constitute “forward-looking information” or “forward-looking statements” within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this press release, unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will be taken,” “occur,” and similar expressions identify forward-looking statements.

Forward-looking statements in this press release include those regarding: (a) the ability of the Swisher Hygiene to regain compliance with NASDAQ listing standards, (b) Swisher Hygiene’s ability to maintain its listing and continue trading on NASDAQ and the TSX, (c) Swisher Hygiene’s ability to obtain a management cease trade order from the Ontario Securities Commission, and (d) the timing to file Swisher Hygiene’s Form 10-K and Form 10-Qs. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Swisher Hygiene as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of Swisher Hygiene contained in this press release, which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein. All of these assumptions have been derived from information currently available to Swisher Hygiene including information obtained by Swisher Hygiene from third-party sources. These assumptions may prove to be incorrect in whole or in part. All of the forward-looking statements made in this press release are qualified by the above cautionary statements and those made in the “Risk Factors” section of Swisher Hygiene’s Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, both filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com, and Swisher Hygiene’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this press release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. Swisher Hygiene disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

About Swisher Hygiene Inc.

Swisher Hygiene Inc. is a NASDAQ and TSX listed company that provides essential hygiene and sanitation solutions to customers throughout much of North America and internationally through its global network of company-owned operations, franchises and master licensees operating in countries across Europe and Asia. These essential solutions include cleaning and sanitizing chemicals, foodservice and laundry products, restroom hygiene programs and a full range of related products and services. The company’s most recent program enhancement is its introduction of solid waste management services to commercial and residential customers in selected markets. Together, this broad set of offerings is designed to promote superior cleanliness and sanitation in all commercial environments from door to dumpster, enhancing the safety, satisfaction and well-being of employees and patrons. Swisher Hygiene’s customers include a wide range of commercial enterprises, with a particular emphasis on the foodservice, hospitality, retail, industrial and healthcare industries.

For Further Information, Please Contact:

Swisher Hygiene Inc.

Investor Contact:

Amy Simpson

Phone: (704) 602-7116

Garrett Edson, ICR

Phone: (203) 682-8331

Media Contact:

Alecia Pulman, ICR

Phone: (203) 682-8224